                                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                                      FORM 8-K
                                                  CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   May 10, 2001

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
                        ---------------------------------------------------------------------
                               (Exact name of registrant as specified in its charter)

                      Delaware                                   1-9618                           36-3359573
   ----------------------------------------------------------------------------------- --------------------------
     (State or other jurisdiction of               (Commission File No.)                   (I.R.S. Employer
     incorporation or organization)                                                       Identification No.)

   455 North Cityfront Plaza Drive, Chicago, Illinois                                             60611
   --------------------------------------------------                                 ----------------------------
         (Address of principal executive offices)                                              (Zip Code)

                          Registrant's telephone number, including area code (312) 836-2000

ITEM 5.    OTHER EVENTS

           On May 10, 2001,  the  Registrant  issued the press  release,  which is attached as Exhibit 99.1 to this
           Report and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                            Exhibit No.        Description                                              Page
                            -----------        -----------                                              ----

                              99.1              Press Release dated                                      E-1
                                                May 10, 2001

                                                    SIGNATURES
                                                    ----------

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
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                     Registrant

Date:    May 10, 2001                       /s/   Mark T. Schwetschenau
                                            ----------------------------------------
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)

                                                 INDEX TO EXHIBITS

                            Exhibit No.        Description                                              Page
                            -----------        -----------                                              ----

                              99.1              Press Release dated                                      E-1
                                                May 10, 2001